UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2017

Kite Pharma, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36508	27-1524986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2225 Colorado Avenue Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 824-9999

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, Kite Pharma, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger, dated as of August 27, 2017 (the “Merger Agreement”), by and among the Company, Gilead Sciences, Inc., a Delaware corporation (“Parent”), and Dodgers Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”). Pursuant to the Merger Agreement, Purchaser conducted a tender offer (the “Offer”) for all of the issued and outstanding shares of common stock, par value $0.001 per share (the “Shares”), of the Company at a price of $180.00 per Share (the “Offer Price”), net to the holder in cash, without interest and subject to any applicable withholding of taxes.

The Offer expired one minute after 11:59 p.m., Eastern time, on October 2, 2017 (the “Expiration Date”) as scheduled and was not extended. According to Computershare Trust Company, N.A., the depositary for the Offer (the “Depositary”), 36,321,615 Shares were validly tendered and not validly withdrawn, which represented approximately 62.74% of the outstanding Shares as of the expiration of the Offer and a sufficient number of Shares such that the minimum tender condition to the Offer was satisfied. In addition, the Depositary has advised that Notices of Guaranteed Delivery have been delivered with respect to 2,003,002 additional Shares, representing approximately 3.46% of the outstanding Shares as of the expiration of the Offer. Each condition to the Offer was satisfied or waived, and Purchaser irrevocably accepted for payment all Shares that were validly tendered and not validly withdrawn.

On October 3, 2017, following consummation of the Offer, Purchaser merged with and into the Company (the “Merger”), with the Company surviving as a wholly-owned subsidiary of Gilead (the “Surviving Company”). The Merger was governed by Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with no stockholder vote of the Company required to consummate the Merger. At the effective time of the Merger, each Share (other than (i) Shares held by the Company (or held in the Company’s treasury), (ii) Shares held by Parent, Purchaser, or any other direct or indirect wholly-owned subsidiary of Parent and (iii) Shares held by stockholders who have properly exercised and not effectively withdrawn their respective demand or otherwise lost their respective rights to appraisal pursuant to Section 262 of the DGCL) was converted into an amount in cash equal to the Offer Price, without interest and subject to any applicable withholding of taxes.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on August 28, 2017, which is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

As described in the Introductory Note above, on October 3, 2017, Purchaser irrevocably accepted for payment all Shares validly tendered and not validly withdrawn pursuant to the Offer on or prior to the Expiration Date. Shortly thereafter, the Merger was completed pursuant to Section 251(h) of the DGCL, with no stockholder vote of the Company required to consummate the Merger. Upon the consummation of the Merger, the Company became a wholly-owned subsidiary of Parent.

The aggregate consideration paid by Purchaser in the Offer and Merger was approximately $11.9 billion, without giving effect to related transaction fees and expenses. Parent provided Purchaser with the necessary funds to fund the Offer and the Merger through cash on hand and with the proceeds from an issuance of senior unsecured notes and with certain term loan borrowings.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the Merger, the Company (i) notified NASDAQ of the consummation of the Merger and (ii) requested that NASDAQ file with the Securities and Exchange Commission a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of Shares on NASDAQ was halted prior to the opening of trading on October 3, 2017 and suspended as of the close of trading on October 3, 2017. The Company also intends to file with the Securities and Exchange Commission a Form 15 under the Exchange Act, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders

The information contained in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant

The information contained in the Introductory Note and Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Merger, at the effective time of the Merger, each of the directors of the Company (Arie Belldegrun, M.D., FACS, David Bonderman, Farah Champsi, Ian Clark, Roy Doumani, Franz B. Humer, Ph.D., Joshua A. Kazam, Ran Nussbaum, Jonathan M. Peacock, Steven B. Ruchefsky and Owen N. Witte, M.D.) resigned as directors of the Company and from all committees of the board of directors of the Company.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the directors and officers of Purchaser as of immediately prior to the effective time of the Merger became the directors and officers of the Surviving Company. Robin L. Washington assumed the roles of director and President and Treasurer of the Surviving Company, Brett A. Pletcher assumed the roles of director and Secretary of the Surviving Company and Jason A. Okazaki, assumed the roles of director and Assistant Secretary of the Surviving Company.

Information about Ms. Washington, Mr. Pletcher and Mr. Okazaki is contained in the Offer to Purchase, dated September 5, 2017, filed by Gilead and Purchaser as Exhibit (a)(1)(i) to the Tender Offer Statement on Schedule TO, originally filed with the SEC on September 5, 2017, which information is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s amended and restated certificate of incorporation and the Company’s amended and restated bylaws were amended and restated in their entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.	Description

2.1	Agreement and Plan of Merger, dated as of August 27, 2017, by and among Kite Pharma, Inc., Gilead Sciences, Inc. and Dodgers Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on August 28, 2017).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 27, 2017, by and among Kite Pharma, Inc., Gilead Sciences, Inc. and Dodgers Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on August 28, 2017).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE PHARMA, INC.
(Registrant)

Date: October 3, 2017	By:	/s/ Robin L. Washington
	Name:	Robin L. Washington
	Title:	President and Treasurer